Exhibit 99.2
Condensed Consolidated Financial Statements

MRP Topco, Inc.

March 31, 2024 and 2023

MRP TOPCO, INC.
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2024 AND DECEMBER 31, 2023
UNAUDITED
(In thousands, except per share amounts)
	March 31, 2024	December 31, 2023
ASSETS

Current assets
Cash and cash equivalents	$7,886	$11,124
Accounts receivable, net of allowance for placement fall-offs and credit losses of $2,392 and $2,622 as of March 31, 2024 and December 31, 2023, respectively	69,137	69,412
Unbilled receivables	21,791	18,905
Prepaid expenses and other current assets	3,739	4,241
Prepaid income taxes	1,612	1,437
Cloud computing costs	2,147	2,324
Total current assets	106,312	107,443

Property and equipment, net	3,848	3,947
Security deposits	1,081	1,334
Right-of-use assets, net	12,528	13,502
Goodwill	148,684	148,684
Deferred tax asset, net	—	—
Interest rate cap	49	49
Intangible assets, net	9,183	9,452
Cloud computing costs, net of current portion	12,585	13,168
Total assets	$294,270	$297,579

LIABILITIES AND MEMBERS' EQUITY (DEFICIENCY)

Current liabilities
Accounts payable	$18,593	$14,664
Accrued expenses	15,168	15,534
Lease liabilities, current portion	4,026	4,137
Deferred tax liability, net	3,330	3,330
Asset-based line of credit	3,000	6,000
Total current liabilities	44,117	43,665

Long-term debt	227,600	227,176
Lease liabilities, net of current portion	9,576	10,512
Total liabilities	281,293	281,353

Shareholders' equity (deficiency)
Common stock, $0.001 par value per share, 110,000 shares authorized; 65,469 shares issued and outstanding as of March 31, 2024 and December 31, 2023	—	—
Additional paid-in capital	153,592	153,418
Accumulated deficit	(140,466)	(137,068)
Accumulated other comprehensive loss	(149)	(124)
Total shareholders' equity (deficiency)	12,977	16,226

Total liabilities and shareholders' equity (deficiency)	$294,270	$297,579
5

MRP TOPCO, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
THREE MONTHS ENDED MARCH 31, 2024 AND 2023
UNAUDITED
(In thousands)
	Three Months Ended
	March 31, 2024	March 31, 2023

Net revenues	$130,518	$144,054
Cost of services	113,775	123,016
Gross profit	16,743	21,038

Operating expenses	12,073	13,124
Merger and acquisition expenses	—	19
Share-based compensation expense	174	172
Related party management fees	80	59
Income from operations	4,416	7,664

Other income (expense)
Interest expense and amortization of debt issuance costs	(7,894)	(7,034)
Interest income	46	129
(Loss) gain on foreign exchange	(8)	34
(Loss) Income before income tax (benefit) expense	(3,440)	793

Income tax (benefit) expense	(42)	192
NET (LOSS) INCOME	$(3,398)	$601

MRP TOPCO, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
THREE MONTHS ENDED MARCH 31, 2024 AND 2023
UNAUDITED
(In thousands)

	Three Months Ended
	March 31, 2024	March 31, 2023

Net (loss) income	$(3,398)	$601

Other comprehensive loss
Translation loss on net assets and operations of foreign subsidiary	(25)	(47)

COMPREHENSIVE (LOSS) INCOME	$(3,423)	$554

MRP TOPCO, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)
THREE MONTHS ENDED MARCH 31, 2024 AND 2023
UNAUDITED
(In thousands, except shares)

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Shareholders' Equity (Deficiency)
Shareholders' equity (deficiency) at December 31, 2022	$65,401	$—	$152,666	$(130,429)	$(175)	$22,062

Repurchase of shares	—	—	(15)	—	—	(15)

Share-based compensation	—	—	172	—	—	172

Other comprehensive loss	—	—	—	—	(47)	(47)

Net income	—	—	—	601	—	601

Shareholders' equity (deficiency) at March 31, 2023	$65,401	$—	$152,823	$(129,828)	$(222)	$22,773

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Shareholders' Equity (Deficiency)
Shareholders' equity (deficiency) at December 31, 2023	$65,469	$—	$153,418	$(137,068)	$(124)	$16,226

Share-based compensation	—	—	174	—	—	174

Other comprehensive loss	—	—	—	—	(25)	(25)

Net loss	—	—	—	(3,398)	—	(3,398)

Shareholders' equity (deficiency) at March 31, 2024	$65,469	$—	$153,592	$(140,466)	$(149)	$12,977

MRP TOPCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2024 AND 2023
UNAUDITED
(In thousands)

	Three Months Ended
	March 31, 2024	March 31, 2023
Cash flow from operating activities:
Net (loss) income	$(3,398)	$601
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	938	790
Amortization of debt issuance costs	424	424
Amortization of right-of-use assets	974	1,144
Amortization of capitalized software costs	583	32
Write off of capitalized software costs	39	—
Stock compensation expense	174	172
Provision for fall-off and credit losses	—	716
Changes in operating assets and liabilities:
Accounts receivable	275	2,198
Unbilled receivable	(2,886)	(972)
Prepaid expenses and other current assets	527	(3,742)
Prepaid income taxes	(200)	(582)
Deferred income taxes	—	(105)
Security deposits	253	200
Cloud computing costs	138	(1,826)
Accounts payable	3,929	(582)
Accrued expenses and other long term liabilities	(366)	(10,317)
Operating lease liability	(1,047)	(1,215)

Net cash provided by (used in) operating activities	357	(13,064)

Cash flows from investing activities:
Purchase of property and equipment	(570)	(971)
		—
Net cash used in investing activities	(570)	(971)

Cash flows from financing activities:
Repayments of long-term debt	—	(606)
Proceeds from asset-based line of credit	20,000	—
Repayments of asset-based line of credit	(23,000)	—
Repurchase of shares	—	(15)

Net cash used in financing activities	(3,000)	(621)

Effect of exchange rates changes on cash and cash equivalents	(25)	(47)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,238)	(14,703)

Cash and cash equivalents, beginning	11,124	31,547

Cash and Cash equivalents, ending	$7,886	$16,844

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,528	$6,580
Cash paid for income taxes	$117	$1,329

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

NOTE 1 - BASIS OF PRESENTATION AND RECENT ACCOUNTING PRONOUNCEMENTS
Basis of Presentation
The Company’s condensed consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The accompanying condensed consolidated financial statements include the accounts of MRP Topco, Inc., and its wholly owned subsidiaries, MRP Acquisition Co. Inc., MRP Holdco, Inc., Motion Recruitment Partners LLC, MRP Recruiting Inc., Motion Recruitment Partners Pty Ltd., Motion Recruitment Partners Limited, The Goal, and Matrix. All significant intercompany transactions have been eliminated in consolidation. The Marcy 31, 2024 Unaudited Condensed Consolidated Balance Sheet data was derived from the audited financial statements but does not include all disclosures required by accounting principles generally accepted in the United States of America ("GAAP"). This Quarterly Report should be read in connection with our Annual Report for the year ended December 31, 2023, which includes all disclosures required by GAAP. The unaudited interim consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and reflect, in our opinion, all the adjustments of a normal, recurring nature that are necessary for the fair statement of the Company's financial position, results of operations, and cash flows for the interim periods, but are not necessarily indicative of the results expected for the full year or any other period.
Recently Adopted Accounting Pronouncements
From time to time, new accounting pronouncements are issued and adopted by the Company as of the specified effective date. Unless otherwise discussed, the impact of recently issued standards that are not yet effective will not have a material impact on the Company’s financial statements upon adoption.
ASU 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments, which requires entities to use a new impairment model based on Current Expected Credit Losses (“CECL”) rather than incurred losses. This ASU has been modified and clarified with ASU 2018-19, 2019-04, and 2019-05 and implementation was delayed with the issuance of ASU 2019-10 to financial periods beginning after December 15, 2022 for private entities. The Company adopted ASU 2018-19 on January 1, 2023, which did not have a material impact on our consolidated financial statements.

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

NOTE 2 - PROPERTY AND EQUIPMENT, NET
Property and equipment, net, consists of the following as of March 31, 2024 and December 31, 2023:

	2024	2023

Computer equipment	$9,326	$8,928
Furniture and fixtures	3,063	3,029
Leasehold improvements	2,965	2,827

	15,354	14,784

Accumulated depreciation	(11,506)	(10,837)

Property and equipment, net	$3,848	$3,947

Total depreciation expense for the three months ended March 31, 2024 and 2023 was $669 and $520, respectively.
NOTE 3 – GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill
Our goodwill is associated with three reporting units and the Company evaluates goodwill for impairment at the reporting unit level. Our three reporting units are IT Staffing and Consulting, Federal IT Staffing, and Recruit Process Outsourcing and Managed Service Provider and the goodwill associated with each reporting unit as of March 31, 2024 and December 31, 2023 is as follows:

	2024	2023
IT Staffing and Consulting	$117,429	$117,429
Federal IT Staffing	29,605	29,605
Recruit Process Outsourcing and Managed Service Provider	1,650	1,650
Total	$148,684	$148,684

For the three months ended March 31, 2024 and year ended December 31, 2023, no goodwill impairment triggering events have been noted.

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

Intangible Assets
The Company’s intangible assets as of March 31, 2024 and December 31, 2023 are as follows:

	2024	2023
Amortizing intangible assets
Customer relationships	$9,400	$9,400
Tradename - The Goal	4,500	4,500

Total	13,900	13,900

Less: accumulated amortization
Customer relationships	(3,329)	(3,173)
Tradename - The Goal	(1,388)	(1,275)

Total	(4,717)	(4,448)

Intangible assets, net	$9,183	$9,452

Aggregate amortization expense for intangible assets was $269 and $269 for the three months ended March 31, 2024 and 2023, respectively.
Estimated future amortization expense of intangible assets recorded as of March 31, 2024 is as follows:

Period Ending March 31, 2024

2024	$808
2025	1,077
2026	1,077
2027	1,077
2028	1,077
Thereafter	4,067

Total	$9,183

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

NOTE 4 - ACCRUED EXPENSES
Accrued expenses consist of the following at March 31, 2024 and December 31, 2023:

	2024	2023

Employee compensation	$8,689	$13,434
Other	6,545	2,100

Accrued expenses	$15,234	$15,534
NOTE 5 - BANK DEBT AND LINE OF CREDIT
Long-Term Debt
On December 20, 2019, the Company entered into a new six-year term loan agreement (Term Loan) with an initial principal balance of $127,100.
On September 30, 2020, a waiver and additional amendment to the Term Loan was executed modifying certain requirements and increasing the commitment fee to 1% per annum through September 30, 2021.
The Term Loan is a Eurodollar loan. The loan bears interest at a rate per annum equal to the Eurodollar Rate determined for such day plus 6.75% in 2024 and 6.50% to 6.75% in 2023 depending on the Company’s total leverage ratio, as defined. The interest rate as of March 31, 2024 was 12.06% and at December 31, 2023, was 12.14%.
A third amendment to the credit agreement was made as of February 26, 2021 where the borrower requested the lenders to fund Delayed Draw Term loans in an aggregate principal amount equal to $7,500 in connection with the acquisition of The Goal.
A fourth amendment to the credit agreement was executed on December 23, 2021 in conjunction with the acquisition of Matrix for an additional term loan principal of $108,000.
The Term Loan, as amended, requires the Company to meet a total leverage ratio and establishes certain limitations on other indebtedness.
A total of $3,933 of debt issuance costs were incurred and capitalized in connection with both amendments. As of March 31, 2024 and December 31, 2023, the Company was in compliance with all covenants.
During the year ended December 31, 2023, the Company made quarterly principal payments of $606 for the quarters ended March 31, 2023 and June 30, 2023. As required under the term loan agreement, on a quarterly basis, the Company determines if it is required to make an excess cash flow payment, as defined. In August 2023, the Company was required to make an additional principal payment of $5,741 as a result of the excess cash flow payment calculation for quarter ended June 30, 2023. The additional principal payment exceeded all of the future minimum quarterly payments that are required under the term loan agreement. As such, the remaining balance of the term loan has been classified as long-term

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

debt as of December 31, 2023. The Company will continue to perform the required calculations to determine if future excess cash flow payments are required.
Long-term debt consisted of the following at March 31, 2024 and December 31 2023:

	2024	2023

Term loan	$230,603	$230,603
Less: current maturities	—	—
Less: unamortized bank fees	(3,003)	(3,427)

Long-term debt, net of current portion	$227,600	$227,176

The remaining payments are as follows:

2024	$—
2025	230,603

Total	$230,603

Asset-Based Line of Credit
In connection with the December 20, 2019 Term Loan transaction, the Company entered into a new asset based revolving line of credit (LOC) for up to $20,000 to fund working capital requirements and business operating expenses. As of March 31, 2024 and December 31, 2023, the Company had $3,000 and $6,000 outstanding under this facility, respectively.
NOTE 6 – INTEREST RATE CAP
Interest rate cap agreements are used to manage interest rate risk associated with floating-rate borrowings under its Term Loan (Note 5). The interest rate cap (“Cap”) agreement utilized by the Company effectively modifies the Company’s exposure to interest rate risk by converting a portion of the Company’s floating-rate debt to a fixed rate basis through the expiration date of the interest rate cap agreement, thereby reducing the impact of interest rate changes on future interest expense.
On September 30, 2023, the Company purchased a Cap for a total of $315. The Cap has a strike rate of 5.75% and a maturity date of September 30, 2025. The fair value of the Cap at March 31, 2024 and December 31, 2023 was $49, which was determined by using observable inputs other than quoted market prices, a Level 2 measurement under ASC 820. The notional amount of the debt subject to the interest rate cap at March 31, 2024 and December 31, 2023 was $150,000.

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

NOTE 7 - INCOME TAXES
Income tax (benefit) expense for the three months ended March 31, 2024 and 2023 was $(42) and $192 respectively.
Uncertain Tax Positions
The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has more than a 50% likelihood of being realized upon ultimate resolution. The Company will also recognize, if applicable, interest and penalties related to uncertain tax positions in income tax expense in the appropriate period.
The Company has reviewed its positions as of March 31, 2024 and December 31, 2023 and has concluded that no tax positions are uncertain and, therefore, no reserve for unrecognized tax liability is deemed necessary. No interest or penalties were incurred in the three months ended March 31, 2024 and the year ended December 31, 2023.
The Company is not currently under examination by any taxing jurisdiction.
NOTE 8 – FAIR VALUE
ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), establishes a fair value hierarchy for instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s own assumptions (unobservable inputs). Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.
ASC 820 identifies fair value as the exchange price, or exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a three-tier fair value hierarchy that distinguishes between the following:
Level 1 -    Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
Level 2 -    Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 -    Inputs are unobservable inputs for the asset or liability.
Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is

MRP TOPCO, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share data)

greatest for instruments categorized in Level 3. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
At March 31, 2024 and December 31, 2023, the Company had Level 1 instruments, which included cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and one Level 2 instrument which was its interest rate cap.
NOTE 9 – REVENUES
The Company has identified six distinct revenue streams, as follows: Permanent placement, Contracting, RPO, MSP, Professional Services and Telecom. The Company recognizes revenue at a point in time for Permanent placement (upon start date of the placed employee) and over time for Contracting, RPO, Professional Services, Telecom and MSP services.
During the three months ended March 31, 2024 and 2023, the Company recognized $6,736 and $11,125, respectively, of Permanent placement revenue of at a point in time. During the three months ended March 31, 2024 and 2023, the Company recognized $123,782 and $132,929, respectively, of Contracting, RPO, MSP, Professional Services and Telecom over time.
NOTE 10 - COMMITMENTS AND CONTINGENCIES
From time to time, the Company is a party to legal actions that management considers to be incidental to its business, and the outcome of which will not have a material impact on the consolidated financial statements.
NOTE 11 - RELATED-PARTY TRANSACTIONS
Under the terms of the agreement, the Company paid a related party fee for various management services totaling $80 and $59 for the three months ended March 31, 2024 and 2023, respectively.
NOTE 12 - SUBSEQUENT EVENTS
The Company has evaluated subsequent events through the date of issuance of the consolidated financial statements on July 1, 2024.
On May 2, 2024, Kelly Services, Inc. (“Kelly”), MRP Merger Sub, Inc. (“Merger Sub”), a newly-formed, wholly-owned subsidiary of Kelly, the Company and Littlejohn Fund V, L.P. (“Littlejohn”), in its capacity as the securityholders’ representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby Kelly would indirectly acquire 100% of the equity interests in the Company by way of a merger of Merger Sub with and into the Company, with the Company surviving the merger (the “Merger”). Littlejohn is the majority owner of the Company.
On May 31, 2024 the merger was completed for a cash purchase price of $425 million. In addition, further cash consideration of up to $60 million may be due in the second quarter of 2025 if certain conditions are satisfied during an earn-out period ending on March 31, 2025.